    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1998
                                            Registration Statement No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ----------------------

                            LAMALIE ASSOCIATES, INC.
             (Exact name of Registrant as specified in its charter)

                             ----------------------

              FLORIDA                                      59-2776441
    (State or other jurisdiction                        (I.R.S. Employer
  of incorporation or organization)                   Identification Number)

                                200 PARK AVENUE
                                   SUITE 3100
                         NEW YORK, NEW YORK 10166-0136
                                 (212) 953-7900
                         (Address, including zip code,
                  of Registrant's principal executive offices)

                            LAMALIE ASSOCIATES, INC.
                     1998 OMNIBUS STOCK AND INCENTIVE PLAN
                            (Full title of the plan)

                       PHILIP R. ALBRIGHT, VICE PRESIDENT
                            LAMALIE ASSOCIATES, INC.
                            3903 NORTHDALE BOULEVARD
                              TAMPA, FLORIDA 33624
                                 (813) 961-7494
           (Name, address, including zip code, and telephone number
                   including area code, of agent for service)

                             ----------------------
[A
                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

    Title of Securities      Amount to be    Proposed Maximum Offering       Proposed Maximum         Amount of
     to be Registered         Registered        Price Per Share(1)          Aggregate Offering     Registration Fee
                                                                                 Price(1)
-------------------------------------------------------------------------------------------------------------------
Common Stock ............    500,000 shs.              $6.00                    $3,000,000             $885.00
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c), solely for the purpose of calculating the registration fee, based upon the average of the high and low prices for the common stock reported on the Nasdaq National Market System on October 13, 1998.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF DOCUMENTS BY REFERENCE.

This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement filed on Form S-8 relating to the 1998 Omnibus Stock and Incentive Plan is already effective. Pursuant to General Instruction E of this form, the content of the Company's previous Registration Statement (Registration Statement No. 333-51463) are incorporated herein by reference.



ITEM 8. EXHIBITS.

Exhibit
Number        Description
------        -----------

  5           Opinion of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill & Mullis, Professional Association,
              as to the legality of the Common Stock being registered.

 23.1         Consent of Trenam, Kemker, Scharf, Barkin, Frye, O'Neill &
              Mullis, Professional Association (contained in Exhibit 5).

 23.2         Consent of Arthur Andersen LLP.

 24           Powers of Attorney (contained on signature page).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 14th day of October, 1998.


                                          Lamalie Associates, Inc.


                                          By: /s/ Robert L. Pearson
                                             ----------------------------------
                                              Robert L. Pearson, President and
                                              Chief Executive Officer

      KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of Lamalie Associates, Inc., for himself and not for one another, does hereby constitute and appoint Robert L. Pearson and Philip R. Albright, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to any and all amendments, including post-effective amendments, to this registration statement, with respect to the proposed issuance, sale and delivery of shares of its Common Stock, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proer to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and each of the undersigned for himself hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                              TITLE                        DATE
---------                                              -----                        ----
/s/ Robert L. Pearson                           President and Chief           October 14, 1998
-----------------------------             Executive Officer and Director
Robert L. Pearson                          (Principal Executive Officer)


/s/ Philip R. Albright                        Vice President and Chief        October 14, 1998
-----------------------------               Financial Officer (Principal
Philip R. Albright                               Accounting Officer)



/s/ John F. Johnson                                  Director                 October 14, 1998
-----------------------------
John F. Johnson


/s/ Joe D. Goodwin                                   Director                 October 14, 1998
-----------------------------
Joe D. Goodwin



/s/ Roderick C. Gow                                  Director                 October 14, 1998
-----------------------------
Roderick C. Gow


                                                     Director
-----------------------------
John S. Rothschild


SIGNATURE                                              TITLE                        DATE
---------                                              -----                        ----
                                                     Director
-----------------------------
 Ray J. Groves



/s/ Richard W. Pogue                                 Director                 October 14, 1998
-----------------------------
Richard W. Pogue



/s/ John C. Pope                                     Director                 October 14, 1998
-----------------------------
John C. Pope



                                                     Director
-----------------------------
Neal L. Maslan



                                                     Director
-----------------------------
Patrick McDonnell
